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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2003

VARSITY BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-14629 (Commission File Number)	22-2890400 (IRS Employer Identification No.)
6745 Lenox Center Court, Suite 300, Memphis, Tennessee 38115 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (901) 387-4300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Item 5.    Other Events and Regulation FD Disclosure    On September 24, 2003, the Registrant issued a press release announcing the closing of the merger of Varsity Brands, Inc. with VB Merger Corporation, a copy of which is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

        Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits    The following is filed as an Exhibit to this Current Report on Form 8-K.

99.1.
Press Release, dated September 24, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARSITY BRANDS, INC.

	By:	/s/ JOHN M. NICHOLS John M. Nichols Chief Financial Officer

Dated: September 24, 2003

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SIGNATURES